SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report :  June 12, 1996



                              VENTURE SEISMIC LTD.
     ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                                 ALBERTA, CANADA
     -------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


0-270270                                                            N/A
- --------                                                       ---------------
(Commission File Number)                      (IRS Employer Identification No.)



3110 - 80TH AVENUE S.E. CALGARY, ALBERTA                               T2C 1J3
- -------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)




Registrant's telephone number including area code: (403) 777-9070

Item 2.  Acquisition or disposition of assets

         On June 12, 1996 Venture Seismic Ltd. ("Venture") completed the acquisition of 100% of the common shares of Boone Geophysical, Inc. ("Boone") from Lynn Boone, the sole shareholder of Boone. The acquisition consists of the operating assets of Boone, a seismic acquisition contractor operating in the south eastern states. The acquired operation will be used by Venture to expand its geographic area of operations into the southern United States.

         The purchase price, which totalled $1,750,000, consisted of (a) an initial payment of $1,150,000 in cash, (b) the issuance of 93,633 Common Shares of the Company valued at $400,000, and (c) $200,000 payable in cash or Common Shares of the Company, at the election of the Company, to be paid in four installments over the next twelve months.

         The Company also entered into two year employment agreements with two officers of Boone providing for aggregate compensation of $125,000 per annum.

         The cash purchase consideration was provided from the existing cash balances of Venture at the time of closing.

         The excess ($1,510,377) of the purchase price over the fair value of the net assets acquired was recognized as goodwill and will be amortized over ten years, resulting in charges to operations of approximately $150,000 per annum.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a)  Financial statements of Business acquired

                  Boone Geophysical, Inc. balance sheet as at December 31, 1995 and the statements of income and retained earnings and cash flows for the year then ended and Independent Auditors' Report.

         b)  Pro Forma Financial Information

                  1)Pro forma condensed  consolidated  balance sheet (unaudited)
                    as at March 31, 1996.

                  2)Pro forma consolidated income statement (unaudited)combining the income statement of Venture Seismic Ltd. for the year ended September 30, 1995 with the income statement of Boone Geophysical, Inc. for the year ended December 31, 1995.

                  3)Pro forma interim consolidated income statement  (unaudited)
                    combining the income statement of Venture Seismic Ltd. for the six months ended March 31, 1996 with the income statement of Boone Geophysical, Inc. for the three months ended March 31, 1996.

Exhibits

c) 10.20 Securities Purchase Agreement dated as of May 31, 1996 between Venture
                      Seismic Ltd., Boone Geophysical, Inc. and Lynn Boone.


Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Venture Seismic Ltd.




/S/ GREGORY B. WIEBE
- --------------------
By: Gregory B. Wiebe
      Chief Financial Officer

June 26, 1996

                              FINANCIAL STATEMENTS




                            BOONE GEOPHYSICAL, INC.




                               DECEMBER 31, 1995

                                AUDITORS' REPORT





 To the Board of Directors of
 VENTURE SEISMIC LTD.


 We have audited the balance sheet of BOONE GEOPHYSICAL, INC. as at December 31, 1995 and the related statement of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the company as at December 31, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.




 Calgary, Canada                                      /s/ Ernst & Young
 May 31, 1996                                         Chartered Accountants

                                       BOONE GEOPHYSICAL, INC.

                                            BALANCE SHEET
                                          (in U.S. Dollars)


 As at December 31


                                                                   1995
                                                                    $
                                                          ------------------
 ASSETS
 CURRENT
 Cash                                                               46,017
 Accounts receivable [note 5]                                      309,500
 Due from related parties [note 2]                                 150,472
 Work in progress                                                   51,340
                                                          -------------------
                                                                   557,329

 CAPITAL ASSETS [NOTES 3, 4 AND 5]                                 290,186
                                                          ------------------
                                                                   847,515
                                                          ==================

 LIABILITIES AND SHAREHOLDER'S EQUITY
 CURRENT
 Bank loan [note 4]                                                 25,000
 Accounts payable and accrued liabilities                          183,302
 Current portion of long term debt [note 5]                         53,471
                                                          ------------------
                                                                   261,773
                                                          ------------------

 LONG TERM DEBT [NOTE 5]                                            76,664
                                                          ------------------
 DEFERRED INCOME TAXES                                              60,000
                                                          ------------------
 SHAREHOLDER'S EQUITY
 Share capital [note 6]                                              1,000
 Retained earnings                                                 448,078
                                                          ------------------
                                                                   449,078
                                                          ------------------
                                                                   847,515
                                                           ==================


 See accompanying notes
                                       F-3

                             BOONE GEOPHYSICAL, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                                (in U.S. Dollars)


Year ended December 31, 1995




                                                       -----------------
REVENUE                                                    $  2,970,901
DIRECT EXPENSES                                               2,470,133
                                                       -----------------
GROSS MARGIN                                                    500,768

Interest income                                                   6,743
                                                       -----------------
                                                                507,511
                                                       -----------------
OTHER EXPENSES
General and administrative                                      213,410
Depreciation                                                     94,809
Interest [note 7]                                                11,413
                                                       -----------------
                                                                319,632
                                                       -----------------

INCOME BEFORE INCOME TAXES                                      187,879
INCOME TAXES [NOTE 8]
         Current                                                  5,000
         Deferred                                                60,000
                                                       -----------------
                                                                 65,000
                                                       -----------------
NET INCOME FOR THE YEAR                                         122,879
RETAINED EARNINGS, BEGINNING OF YEAR                            325,199
                                                       -----------------
RETAINED EARNINGS, END OF YEAR                                  448,078
                                                       =================

 See accompanying notes

                             BOONE GEOPHYSICAL, INC.

                             STATEMENT OF CASH FLOWS
                                (in U.S. Dollars)





 Year ended December 31, 1995




                                                       -----------------
 OPERATING ACTIVITIES
 Net income for the year                                    $   122,879
 Items not involving cash
     Depreciation                                                94,809
     Deferred income taxes                                       60,000
 Net change in non-cash working capital [note 9]                 64,779
                                                      ------------------
                                                                342,467
                                                       -----------------
 FINANCING ACTIVITIES
 Decrease in long term debt                                     (38,305)
 Advance to related parties                                    (160,542)
 Increase in bank loan                                           25,000
                                                       -----------------
                                                               (173,847)
                                                       -----------------
 INVESTING ACTIVITIES
 Purchase of fixed assets                                      (136,295)

 INCREASE IN CASH FOR THE YEAR                                    32,325
 CASH, BEGINNING OF YEAR                                          13,692
                                                      ------------------
 CASH, END OF YEAR                                                46,017
                                                       =================

 See accompanying notes

                             BOONE GEOPHYSICAL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                (in U.S. Dollars)


December 31, 1995







              1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


              These financial statements of the company are expressed in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in Canada, consistently applied. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates and approximations which have been made using careful judgment. The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below.


              CAPITAL ASSETS


              Capital assets are recorded at cost. Depreciation is provided on the following bases to amortize the cost of the capital assets over their estimated economic useful lives as follows:



                Buildings                  3%            Straight-line
                Recording Equipment        30%           Declining Balance
                Automotive Equipment       20%           Declining Balance
                Furniture and Fixtures     20%           Declining Balance

              When capital assets are sold or scrapped, the cost of the asset and related accumulated depreciation are removed from the accounts and any resulting gain or loss on disposal is reflected in income.


              REVENUE RECOGNITION


              The company recognizes revenue on contracts using the percentage-of- completion method, primarily based on contract costs incurred to date compared with total estimated contract costs to be incurred. Changes to total estimated contract costs and full provision for losses, if any, are recognized in the period they are determined.


              INCOME TAXES


              The company follows the deferral method of tax allocation in accounting for income taxes under which the income tax provision is based on the income reported in the accounts. Under this method, provision is made for income taxes deferred principally as a result of the company adopting the cash method for income tax purposes compared to the accrual method for accounting purposes.

              2. DUE FROM RELATED PARTIES

              Advances to related parties represent funds advanced to the shareholder. These advances are non-interest bearing and have no fixed terms of repayment.

                             BOONE GEOPHYSICAL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                (in U.S. Dollars)

December 31, 1995


  3. CAPITAL ASSETS



                                                             ACCUMULATED
                                           COST              DEPRECIATION
                                             $                 $
                                       -----------------------------------
  Land                                       12,000           --
  Buildings                                  59,674            28,129
  Recording Equipment                     1,524,702         1,375,084
  Automotive Equipment                      351,292           260,353
  Furniture And Fixtures                     21,088            15,004
                                       ------------------------------------
                                           1,968,756         1,678,570
                                        -----------------------------------

 NET BOOK VALUE                                        290,186
                                        ===================================


 4. BANK LOAN


 The bank loan is repayable on demand with interest payable at bank prime plus 2%. Certain equipment has been pledged as collateral for the bank loan.


 5. LONG TERM DEBT


                                                                      1995

                                                                      $

                                                                      ----------

Bank loan, bearing interest at bank prime plus 2%,
         repayable in monthly installments of
         $2,647, comprised of principal and interest.
                                                                       62,852


Automotive equipment loans, bearing interest at rates varying from 9.5% to 10.15%, repayable in monthly instalments
         and maturing at varying terms from September 1997 to
         August 1998. The related automotive equipment has been
         pledged as collateral.
                                                                       42,559


Note payable, bearing interest at 7%, repayable in
         monthly instalments of $904, comprised of principal           24,724
         and interest.                                                ----------
                                                                      130,135

                                                                       53,471
     Less current portion                                             ----------
                                                                       76,664
                                                                      ==========

     Land and buildings of the company, a general security agreement on the assets of the company and a personal guarantee provided by the shareholder have been pledged as collateral for the bank loan.

                             BOONE GEOPHYSICAL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                (in U.S. Dollars)


December 31, 1995


              PRINCIPAL REPAYMENTS ARE AS FOLLOWS:



                                          $
                                        -------------

              1996                         53,471

              1997                         55,307

              1998                         21,357
                                        -------------
                                           130,135
                                        =============

              6. SHARE CAPITAL


              AUTHORIZED


              The company's authorized share capital consists of 1,000 shares without par value.

              ISSUED

                                                          COMMON

                                             --------------------------------
                                                  NUMBER         AMOUNT
                                                                    $
                                             --------------    --------------

                                                     1,000           1,000

              7. INTEREST EXPENSE



                                                                    1995
                                                                    $
                                                            ------------------
                                                                         53
              SHORT-TERM BANK INDEBTEDNESS                           11,360
              LONG-TERM DEBT
                                                            ------------------
                                                                     11,413
                                                            ==================

                             BOONE GEOPHYSICAL, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                (in U.S. Dollars)


December 31, 1995



8. INCOME TAXES

Income tax expense varies from the amounts that would be computed by applying the combined U.S. Federal and state income tax rate due to the following differences:


                                                                   1995
                                                                   $
                                                          ------------------

Corporate tax rate                                                     34 %

                                                          ==================

Provision for income taxes at
 statutory tax rate                                                63,900

Increase (decrease) in income taxes due to:
 Small business deduction                                          (6,450)
 Other                                                              7,550
                                                          ------------------
                                                                   65,000
                                                          ==================


 9. NET CHANGE IN NON-CASH WORKING CAPITAL




                                                                   1995
                                                                   $
                                                          ------------------

 Accounts receivable                                              (85,278)


 Work in progress                                                 (51,340)

 Prepaid expenses and deposits                                     25,000


 Accounts payable and accrued liabilities                         176,397
                                                          ------------------
                                                                   64,779
                                                          ==================

                             BOONE GEOPHYSICAL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                (in U.S. Dollars)


December 31, 1995






10.  UNITED STATES ACCOUNTING PRINCIPLES


The company paid interest of $11,413 in the year ended December
 31, 1995.

The deferred tax liability is comprised of the following:


                                                                  1995
                                                                  $

                                                               ----------------

Accounts receivable                                               105,000


Work in progress                                                   17,000

Accounts payable and accrued liabilities                          (62,000)
                                                               ----------------
                                                                   60,000
                                                               ================

The company has three significant customers which accounted for approximately 59% of the company's revenue during the year ended
December 31, 1995.

                             BOONE GEOPHYSICAL, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                (in U.S. Dollars)


December 31, 1995

 Approximately 84% of accounts receivable were represented by two customers at December 31, 1995 of which one of these customers is one of the significant customers mentioned above.


 11. SUBSEQUENT EVENTS

 Subsequent to December 31, 1995, all of the company's outstanding shares were acquired by Venture Seismic Ltd. ("Venture") for total consideration of $1,750,000 consisting of i) an initial payment of $1,150,000 in cash, ii) the issuance of 93,633 common shares of venture valued at $400,000, and iii) $200,000 payable in cash or common shares of Venture, to be paid in four instalments over the next twelve months.

 12. COMPARATIVE FIGURES


 These financial statements have been prepared for purposes of filing with Venture Seismic Ltd.'s Form 8-k hence comparative figures have not been presented.

ERNST & YOUNG


                              VENTURE SEISMIC LTD.
                         Pro Forma Financial Information
                                   (Unaudited)



 The following unaudited pro forma financial information has been prepared giving effect to the acquisition of Boone Geophysical, Inc. ("Boone"), for purposes of the pro forma consolidated balance sheet as if the transaction had occurred March 31, 1996, for purposes of the pro forma consolidated statement of income for the year ended September 30, 1995, as if the transaction had occurred October 1, 1994 and for purposes of the pro forma consolidated income statement for the period ended March 31, 1996, as if the transaction had occurred October 1, 1995.

 The acquisition of Boone has been accounted for as a purchase. The excess of the purchase price over the fair value of the net assets acquired was recognized as goodwill and is being amortized over ten years.

 The pro forma financial information is not necessarily indicative of the results of operations or of the financial position which would have been attained had the acquisition been consumated at any of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Venture Seismic Ltd. and the historical financial statements of Boone Geophysical, Inc.

Venture Seismic Ltd. and Boone Geophysical, Inc.

                                    PRO FORMA CONSOLIDATED
                                         BALANCE SHEET
                                     As at March 31, 1996
                                          (Unaudited)


                                   Venture         Boone                               Pro Forma

                                   March 31,       March 31,           Pro Forma       Balance
                                   1996            1996                Adjustments     Sheet
                                      $               $                     $               $
                                   ------------    ------------      -------------  -------------
   ASSETS
   Current assets
       Cash                         1,489,623       205,068          (c)   (155,068)    239,623

                                                                     (a)    (50,000)

                                                                     (a) (1,250,000)

       Accounts receivable          7,442,994       383,009          (c)   (383,009)   7,442,994

       Other receivables              120,971            --                    --        120,971
       Due from related parties         7,334       157,588          (c)   (157,588)       7,334

       Work in progress               809,307        42,000          (c)    (42,000)     809,307

       Prepaid expenses and           285,754            --                    --        285,754
       deposits
                                   ------------    -----------                      -------------
                                    10,155,983      787,665                            8,905,983

   Advances to shareholders             22,002           --                    --         22,002

   Fixed assets                      7,377,903       283,753         (b)   (44,130)     7,617,526

   Intangible assets                        --            --         (a) 1,510,377      1,510,377
                                   ------------    -----------                     ---------------

                                    17,555,888     1,071,418                           18,055,888
                                   ============    ============                    ===============

   LIABILITIES AND
   SHAREHOLDERS' EQUITY

   Current liabilities
       Bank indebtedness               440,000        --                    --              440,000
       Accounts payable and
       accrued                       5,385,440       284,879         (c)   (284,879)      5,385,440
        liabilities
       Income taxes payable             76,444         80,000        (c)    (80,000)         76,444

       Current portion of long term
         debt                          825,075         60,955        (c)    (60,955)        825,075

                                   --------------- ----------------                      --------------
                                     6,726,959        425,834                              6,726,959
                                   --------------- ----------------                      --------------
   Long term debt                    1,993,931         62,098        (c)    (62,098)       1,993,931

                                   --------------- ----------------                      --------------
   Deferred income taxes               587,855         33,000        (c)    (33,000)         587,855

                                   --------------- ----------------                      --------------
   SHAREHOLDERS'
   EQUITY
   Share capital                     6,630,866          1,000        (a)     (1,000)        7,130,866

                                                                     (a)    500,000

   Retained earnings                 1,531,353        549,486        (a)   (549,486)        1,531,353
   Cummulative translation
   adjustment                           84,924           --                    --              84,924
                                   --------------- ----------------                      --------------
                                     8,247,143        550,486                               8,747,143
                                   --------------- ----------------                      --------------
                                    17,555,888      1,071,418                              18,055,888
                                   =============== ================                      ===============

   See accompanying notes

   Venture Seismic Ltd. and Boone Geophysical, Inc.

                          PRO FORMA CONSOLIDATED
                            STATEMENT OF INCOME
                   For the year ended September 30, 1995
                                (Unaudited)

                                   Venture         Boone
                                   Year ended      Year ended                            Pro Forma
                                   September       December              Pro Forma       Income
                                   30, 1995        31, 1995              Adjustments     Statement
                                    $               $                     $               $
                                  -------------    --------------       ------------    ----------------
   Revenue                          9,458,452       2,970,901                             12,429,353
   Direct expenses                  6,713,181       2,470,133                              9,183,314
                                  -------------    --------------                       ----------------
   Gross margin                     2,745,271         500,768                              3,246,039
   Interest and other income           27,976           6,743                                 34,719
                                  -------------    --------------                       ----------------
                                    2,773,247         507,511                              3,280,758
                                  -------------    --------------                       ----------------
  Expenses
       General and administrative     825,193         213,410 (e)            18,000        1,056,603

       Depreciation and
         amortization                 901,896          94,809 (d)           150,000        1,146,705

       Interest                       290,115          11,413                                301,528
                                  -------------    --------------                       ----------------
                                    2,017,204         319,632                              2,504,836
                                  -------------    --------------                       ----------------
   Income before income taxes
                                      756,043         187,879                                775,922
                                  -------------    --------------                       ----------------
   Income taxes
       Current                        174,317           5,000                                179,317
       Deferred                       145,420          60,000                                205,420
                                  -------------    --------------                       ----------------
                                      319,737          65,000                                384,737
                                  -------------    --------------                       ----------------
   Net income                         436,306         122,879                                391,185
                                  =============    ==============                       ================

   See accompanying notes

              Venture Seismic Ltd. and Boone Geophysical, Inc.

                         PRO FORMA INTERIM CONSOLIDATED
                               STATEMENT OF INCOME
                     For the six months ended March 31, 1996
                                   (Unaudited)


                                     Venture         Boone
                                     Six months      Three months                          Pro Forma
                                     ended March     ended March           Pro Forma       Income
                                     31, 1996        31, 1996              Adjustments     Statement
                                         $               $                     $               $
                                    -------------   -------------         ------------     ------------
    Revenue                            7,464,286      808,129                               8,272,415

    Direct expenses                    5,516,233      572,924                               6,089,157
                                     -------------   -------------                          ------------
    Gross margin                       1,948,053      235,205                               2,183,258
    Interest and other income             81,265        1,185                                  82,450
                                     -------------   -------------                          ------------
                                       2,029,318      236,390                               2,265,708
                                     -------------   --------------                         -------------
    Expenses
        General and administrative       631,667       60,113 (e)            4,500            696,280

        Depreciation and                 577,615       20,954 (d)           37,500            636,069
          amortization
        Interest                         157,255          916                                 158,171
                                     -------------    --------------                       -------------
                                       1,366,537       81,983                               1,490,520
                                     -------------    --------------                       -------------
    Income before income taxes
                                         662,781      154,407                                 775,188
                                     --------------   --------------                       --------------
    Income taxes
        Current                          143,980       80,000                                 223,980
        Deferred                         146,990      (27,000)                                119,990
                                     ---------------   --------------                      --------------
                                         290,970       53,000                                 343,970
                                      --------------   --------------                      --------------
    Net income                           371,811       101,407                                431,218
                                      ==============   ==============                      ===============


              Venture Seismic Ltd. and Boone Geophysical, Inc.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)



              The following pro forma adjustments are reflected in the proforma consolidated balance sheet as at March 31, 1996 and in the pro forma consolidated statement of income and the pro forma interim consolidated statement of income.

               a) Effective June 1, 1996 Venture Seismic Ltd. ("Venture") acquired Boone Geophysical, Inc. for an aggregate purchase price of $1,800,000, consisting of $1,250,000 in cash, $500,000 of Venture common shares and $50,000 of estimated direct acquisition costs. The assigned fair value of net assets acquired is:


                                                                $
                                                       ------------------


 Current assets                                                50,000
 Fixed assets                                                 239,623
                                                       ------------------
                                                              289,623
 Excess of cost over net tangible
 assets acquired, assigned to goodwill                      1,510,377
                                                       ------------------
                                                            1,800,000
                                                       ==================

               b) Adjustment to reflect the disposition of land and building prior to the acquisition June 1, 1996.

               c) Adjustments to reflect the assumption of all assets, other than fixed assets and $50,000 in cash, and all liabilities by the vendor.

               d) Adjustment to reflect the amortization of goodwill resulting from the acquisition.

               e) Adjustment to reflect the leasing of office and warehouse facilities from the Vendor.